EXHIBIT 99.4

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS AND
THE BOARD OF DIRECTORS OF RIVERSOFT PLC

We have audited the accompanying consolidated balance sheets of RiverSoft plc and subsidiaries as of 31 December 2001 and 2000, and the related consolidated profit and loss accounts, cash flow statements, statements of total recognised gains and losses and reconciliations of movements in consolidated equity shareholders’ funds for each of the years in the two year period ended 31 December 2001. These consolidated financial statements are the responsibility of RiverSoft plc’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom and the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RiverSoft plc and subsidiaries as of 31 December 2001 and 2000, and the results of their operations and their cash flows for each of the years in the two year period ended 31 December 2001 in conformity with generally accepted accounting principles in the United Kingdom.

Generally accepted accounting principles in the United Kingdom vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected net loss for the years ended 31 December 2001 and 2000 and shareholders’ equity at 31 December 2001 and 2000 to the extent summarised in Note 26 to the consolidated financial statements.

/s/ KPMG AUDIT PLC
Chartered Accountants Registered Auditor

London, England
19 September 2002

CONSOLIDATED PROFIT AND LOSS ACCOUNTS

	Note	Year ended 31 December 2001			Year ended 31 December 2000
		Pre-Exceptional Costs	Exceptional Costs (see note 5)	Total
		£	£	£	£
Turnover	2	6,515,238	—	6,515,238	5,168,843
Cost of sales		(4,001,202)	(97,249)	(4,098,451)	(2,224,188)

Gross profit		2,514,036	(97,249)	2,416,787	2,944,655
Research and development		(8,533,262)	(1,066,623)	(9,599,885)	(5,759,152)
Sales and marketing		(20,087,943)	(989,660)	(21,077,603)	(14,267,855)
Administrative expenses		(11,411,059)	(3,098,680)	(14,509,739)	(9,895,880)

Operating loss	3	(37,518,228)	(5,252,212)	(42,770,440)	(26,978,232)
Interest receivable and similar income	6			3,527,974	649,491
Interest payable and similar charges	7			(173,375)	(132,303)

Loss on ordinary activities before taxation				(39,415,841)	(26,461,044)
Tax on loss on ordinary activities	8			—	—

Retained loss for the financial year				(39,415,841)	(26,461,044)

Loss per ordinary share—Basic	25			(16.3p )	(39.9p )

All results relate to continuing operations.

A statement of movement on reserves is given in note 18.

See accompanying notes to the consolidated financial statements

CONSOLIDATED BALANCE SHEETS

	Note	As of 31 December 2001		As of 31 December 2000
		£	£	£	£
Fixed assets
Tangible assets	9		4,530,689		6,159,328
Current assets
Debtors	11	3,381,537		4,446,941
Cash at bank and in hand	12	55,476,158		96,280,364

		58,857,695		100,727,305
Creditors: amounts falling due within one year	13	(7,643,488)		(11,062,971)

Net current assets			51,214,207		89,664,334

Total assets less current liabilities			55,744,896		95,823,662
Creditors: amounts falling due after more than one year	14		(126,373)		(356,201)
Provisions for liabilities and charges	16		(740,547)		(502,595)

Net assets			54,877,976		94,964,866

Capital and reserves
Called up share capital	17		6,097,759		6,046,552
Share premium account	18		74,703,975		75,023,161
Capital reserve	18		47,154,519		47,154,519
Profit and loss account	18		(73,078,277)		(33,259,366)

Equity shareholders’ funds			54,877,976		94,964,866

See accompanying notes to the consolidated financial statements

CONSOLIDATED CASH FLOW STATEMENTS

Cash Flow Statement

	Note	Year ended 31 December 2001	Year ended 31 December 2000
		£	£
Cash outflow from operating activities	20	(40,753,311)	(20,752,507)
Returns on investment and servicing of finance	21	3,359,867	517,188
Capital expenditure and financial investment	21	(2,655,769)	(6,076,488)

Cash outflow before management of liquid resources and financing		(40,049,213)	(26,311,807)
Management of liquid resources	21	(51,923,051)	(2,028,709)
Financing	21	(754,993)	120,791,550

(Decrease)/ increase in cash in the period		(92,727,257)	92,451,034

Reconciliation of Net Cash Flow to Movement in Net Funds

	Year ended 31 December 2001	Year ended 31 December 2000
	£	£
(Decrease) / increase in cash in year	(92,727,257)	92,451,034
Net movement in liquid resources	51,923,051	2,028,709
Cash outflow/(inflow) from lease financing	487,014	(273,664)

Movement in net funds in year	(40,317,192)	94,206,079
Net funds at the start of the year	95,425,409	1,219,330

Net funds at end of the year	55,108,217	95,425,409

See accompanying notes to the consolidated financial statements

CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

	Year ended 31 December 2001	Year ended 31 December 2000
	£	£
Loss for the financial year	(39,415,841)	(26,461,044)
Exchange loss on retranslation of foreign net assets	(403,070)	(77,834)

Total recognised losses relating to the financial year	(39,818,911)	(26,538,878)

RECONCILIATION OF MOVEMENTS IN CONSOLIDATED SHAREHOLDERS’ FUNDS

	Year ended 31 December 2001	Year ended 31 December 2000
	£	£
Loss for the financial year	(39,415,841)	(26,461,044)
New share capital subscribed	51,207	3,857,432
Movement in capital reserve account	—	40,621,067
Reinstatement of UITF I7 charge	—	101,000
Premium on shares issued (net of issue costs)	(319,186)	75,023,161
Exchange losses	(403,070)	(77,834)

Net addition to shareholders’ funds	(40,086,890)	93,063,782
Opening shareholders’ funds	94,964,866	1,901,084

Closing shareholders’ funds	54,877,976	94,964,866

See accompanying notes to the consolidated financial statements

NOTES

(forming part of the consolidated financial statements)

1    Accounting policies

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the Group’s financial statements.

Basis of preparation

The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

Two new accounting standards have been adopted by the Group this year:

FRS 17 Retirement benefits:    The adoption of this new standard has had no effect on the results or financial position of the Group.

FRS 18 Accounting policies:    FRS 18 requires the directors to adopt the most appropriate accounting policies having regard to factors including normal industry practice and comparability with other entities in the same sector. The directors have considered the Group’s accounting policies in the light of these requirements and have concluded that no changes are currently needed.

Basis of consolidation

The Group financial statements consolidate the financial statements of RiverSoft plc and all of its subsidiary undertakings made up to 31 December 2001. Unless otherwise stated, the acquisition method of accounting has been adopted. Under this method, the results of subsidiary undertakings acquired or disposed of in the year are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal.

The Group financial statements have been prepared under merger accounting principles in relation to the Group reconstruction of companies under common control which took place on 7 December 2000, and resulted in RiverSoft plc becoming the parent company of the Group. Under merger accounting, the results and cash flows of Group companies are combined from the start of the financial period in which the reconstruction occurred and profit and loss account, cash flow and balance sheet comparatives are restated on the combined basis.

Tangible fixed assets and depreciation

Depreciation is provided to write off the cost less the estimated residual value of tangible fixed assets by equal installments over their estimated useful economic lives as follows:

Computer equipment—	3 years
Office furniture, fixtures and fittings—	3 years
Leasehold improvements—	The shorter of 3 years and the residual lease period.

Where assets are financed under finance leases the cost is written off over the shorter of the lease term and the remaining useful economic life.

Foreign currencies

Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.

The assets and liabilities of overseas subsidiary undertakings are translated at the closing exchange rates. Profit and loss accounts of such undertakings are consolidated at the average rates of exchange during the year. Gains and losses arising on these translations are taken to reserves, net of exchange differences arising on related foreign currency borrowings.

NOTES—(continued)

1    Accounting policies—(continued)

Cash

Cash, for the purpose of the cash flow statement only, comprises cash in hand and deposits repayable on demand, less overdrafts payable on demand.

Leases

Assets acquired under finance leases are capitalised and the outstanding future lease obligations are shown in creditors. Operating lease rentals are charged to the profit and loss account on a straight line basis over the period of the lease.

Research and development expenditure

Expenditure on research and development is charged to the profit and loss account in the period in which it is incurred.

Share options

The cost of awards to employees that take the form of shares or rights to shares are recognised over the period of the employee’s related performance. Where there are no performance criteria, the cost is recognised over the period from the date of the award to the date at which the employee becomes unconditionally entitled to the shares.

Turnover

Turnover from the sale of software is recognised when a non-cancellable purchase order or contract is received, the product is shipped and the customer is invoiced, provided that no significant obligations remain and the collection of the receivable is probable. Additional turnover from the sale of maintenance, training and professional services is recognised over the period in which the relevant service is provided.

Taxation

The charge for taxation is based on the results for the period and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. Provision is made for deferred tax only to the extent that it is probable that an actual liability will crystallise.

Intercompany debt

It is the Company’s policy to write-down intercompany debt to the net asset value of the underlying debtor business. Write-downs may subsequently be released if future profits are made.

2    Segmental information

Turnover to third parties by destination is not materially different from turnover by geographic origin.

The turnover of the Group during each period was made in the following geographical segments:

	2001	2000
	£	£
United Kingdom	2,351,597	2,287,375
United States	4,006,800	2,881,468
Continental Europe	156,841	—

	6,515,238	5,168,843

NOTES—(continued)

2    Segmental information—(continued)

The turnover of the Group during each quarterly period was made in the following geographical areas:

	Qtr ended Dec 2001	Qtr ended Sep 2001	Qtr ended Jun 2001	Qtr ended Mar 2001	Qtr ended Dec 2000	Qtr ended Sep 2000	Qtr ended Jun 2000	Qtr ended Mar 2000
	£	£	£	£	£	£	£	£
United Kingdom	548,531	264,551	500,306	1,038,209	1,105,621	573,429	534,380	73,945
United States	857,524	1,059,710	509,009	1,580,557	1,207,294	1,296,491	284,474	93,209
Continental Europe	156,841	—	—	—	—	—	—	—

	1,562,896	1,324,261	1,009,315	2,618,766	2,312,915	1,869,920	818,854	167,154

The turnover of the Group during each period was made in the following sales categories:

	2001	2000
	£	£
Direct licence sales	3,249,727	3,170,345
Indirect licence sales	707,122	1,282,990
Other sales	2,558,389	715,508

	6,515,238	5,168,843

The turnover of the Group during each quarterly period was made in the following sales categories:

	Qtr ended Dec 2001	Qtr ended Sep 2001	Qtr ended Jun 2001	Qtr ended Mar 2001	Qtr ended Dec 2000	Qtr ended Sep 2000	Qtr ended Jun 2000	Qtr ended Mar 2000
	£	£	£	£	£	£	£	£
Direct licence sales	908,622	818,398	194,659	1,328,048	1,075,796	1,713,160	262,006	119,383
Indirect licence sales	40,376	—	211,021	455,725	768,914	15,400	491,215	7,461
Other sales	613,898	505,863	603,635	834,993	468,205	141,360	65,633	40,310

	1,562,896	1,324,261	1,009,315	2,618,766	2,312,915	1,869,920	818,854	167,154

NOTES—(continued)

2    Segmental information—(continued)

The net assets of the Group at the end of each period were attributable to the following geographical segments:

	2001	2000
	£	£
United Kingdom	50,563,326	90,979,186
United States	4,389,836	3,800,644
Continental Europe	(262,940)	10,430
Asia Pacific	187,754	174,606

	54,877,976	94,964,866

The loss before tax of the Group during each period was attributable to the following geographical segments:

	2001	2000
	£	£
United Kingdom	(17,273,242)	(13,062,436)
United States	(17,399,126)	(13,210,762)
Continental Europe	(2,256,158)	(51,007)
Asia Pacific	(2,487,315)	(136,839)

	(39,415,841)	(26,461,044)

3    Operating loss

	2001	2000
	£	£
Operating loss is stated after charging/(crediting)

Auditors’ remuneration:
—audit	110,000	75,000
—other services(1)	415,702	52,780
Depreciation and other amounts written off tangible fixed assets:
Owned	3,327,734	1,010,022
Leased	514,479	461,699
Rentals payable under operating leases
Land and buildings	2,462,783	786,913
Plant and machinery	70,434	13,763
Research and development expenditure	9,599,885	5,759,152
Loss on disposal of tangible assets	440,234	—
Exchange (gains)/ losses	(736,639)	663,228

(1)	In addition, in 2000 a further £1,631,750 of fees were paid to the Group’s auditor relating to the flotation process. These have been written off against the share premium account.

NOTES—(continued)

4    Staff numbers and costs

The average number of persons (including Executive Directors) employed by the Group during each period, analysed by category, was as follows:

	2001	2000
Customer support	31	30
Research and development	78	60
Sales and marketing	100	59
General and administration	49	29

	258	178

The aggregate payroll costs of these persons were as follows:

	2001	2000
	£	£
Wages and salaries	17,714,819	11,788,238
Social security costs	1,802,092	1,406,586

	19,516,911	13,194,824

The Group does not operate any long term incentive schemes other than share options, details of which have been disclosed in note 17.

Included in social security costs is the release of a provision of £502,595 relating to potential Employees National, as described more fully in note 16. Insurance payable on exercise of certain share options, in accordance with the provisions of UITF 25.

Directors’ Remuneration

The remuneration of the directors, excluding pension contributions, in the year ended 31 December 2001 was as follows:

	Salary & fees	Compensation on loss of office	Benefits	Bonus	2001 Total	2000 Total
	£	£	£	£	£	£
Current Directors:
Executive Directors
Mr T Murray(1)	165,696	—	—	—	165,696	1,917
Mr P Tee	150,000	—	572	6,900	157,472	146,433
Mr F Park (appointed 6/11/01)(4)	23,462	—	4,455	—	27,917	—

Non-Executive Directors
Mr C Symon (appointed 6/11/01)	15,641	—	1,056	—	16,697	—
Mr E Meyer	20,000	—	—	—	20,000	7,167
Mr D Hughes-Solomon	20,000	—	—	—	20,000	7,167
Mr A Beecroft	20,000	—	—	—	20,000	6,833
Mr E Lazarus	20,000	—	—	—	20,000	6,167
Mr D Morgan	20,000	—	—	—	20,000	1,917

Total Current Directors	454,799	—	6,083	6,900	467,782	177,601

Former Directors:
Mr D Gattuso (resigned 3/5/01)(2)	98,474	172,414	39,460	51,571	361,919	309,364
Mr M Harris (resigned 5/11/01)(3)	98,846	217,084	42,147	8,611	366,688	33,611
Mr R Pettengill (resigned 19/12/01)	19,265	—	—	—	19,265	1,917

Total Former Directors	216,585	389,498	81,607	60,182	747,872	344,892

Total	671,384	389,498	87,690	67,082	1,215,654	522,493

(1)
Mr Murray was appointed Executive Director on 6 November 2001 when he assumed the position of Chief Executive Officer, after serving as non-executive Director. Salary and fees comprises £108,179 of consulting fees for work performed while a non-executive Director, £15,000 fees paid as a non-executive Director and £42,517 salary paid while Executive Director.

(2)
In accordance with the terms of a settlement agreement dated 31 December 2001, Mr Gattuso was paid a lump sum of one-year base salary less applicable withholdings and certain reimbursements due to the Company and received a two-year extension on the time to exercise options granted to him in conjunction with his service agreement, from 5 October 2001 to and including 5 October 2003.

(3)
Mr Harris resigned as Chief Financial Officer and director on 5 November 2001, but continued working for the Company on other duties until 22 February 2002. In accordance with the terms of a settlement agreement dated 6 February 2002, Mr Harris was paid a lump sum equivalent of £217,084 and received a two-year extension to and including 22 February 2004 on the time to exercise his vested options. The figures disclosed above do not include salary paid to Mr Harris after his resignation on 5 November 2001.

(4)	The Company contributed £2,933 to Mr Park’s pension plan being 12.5% of his salary in 2001. No contributions were made for any other Director in either 2001 or 2000.

NOTES—(continued)

5    Exceptional items

	2001	2000
	£	£
Redundancy costs	2,312,389	—
Property closure costs	1,427,924	—
Software development costs written-off	900,000	—
Impairment of computer equipment (see note 9)	611,899	—

	5,252,212	—

Exceptional costs arise as a result of a cost reduction initiative which began in the second quarter of 2001. This initiative has included 118 redundancies, the closure of the Japan and Denmark offices and consolidation of the London and Colorado offices, resulting in lease exit costs arising. Computer equipment impairment charges arise as a result of the headcount reductions resulting in a reduction in utilisation. Software development costs written-off represents amounts spent during the year on the internationalisation of RiverSoft products. This project was ceased following the closure of the Japanese office, in line with the Company’s refined strategy.

6    Interest receivable and similar income

	2001	2000
	£	£
Bank deposit interest receivable	3,527,974	649,491

7    Interest payable and similar charges

	2001	2000
	£	£
On bank loans and overdrafts	30,373	3,823
Finance charges payable in respect of finance leases	143,002	128,480

	173,375	132,303

8    Taxation

There is no charge to corporation tax due to the losses incurred in each period. At 31 December 2001 there are unrelieved losses in the Group of approximately £58.3m, (31 December 2000: £29.5m) which are potentially available for set off against future trading profits. The above figures are subject to the agreement of corporation tax computations with the relevant tax authorities.

NOTES—(continued)

9    Tangible fixed assets

	Leasehold Improvements	Computer Equipment	Office furniture, fixtures and fittings	Total
	£	£	£	£
Group
Cost
At beginning of year	2,002,287	4,395,273	1,537,408	7,934,968
Exchange movements	(61)	(2,970)	(1,771)	(4,802)
Additions	155,019	2,296,978	206,772	2,658,769
Disposals	(37,371)	(586,461)	(218,227)	(842,059)

At end of year	2,119,874	6,102,820	1,524,182	9,746,876

Depreciation
At beginning of year	362,751	1,086,900	325,989	1,775,640
Exchange movements	(30)	(1,977)	(834)	(2,841)
Charge for year	711,979	1,982,891	535,444	3,230,314
Impairment charges	—	586,221	25,678	611,899
Disposals	(33,988)	(299,512)	(65,325)	(398,825)

At end of year	1,040,712	3,354,523	820,952	5,216,187

Net book value
At 31 December 2001	1,079,162	2,748,297	703,230	4,530,689

At 31 December 2000	1,639,536	3,308,373	1,211,419	6,159,328

	Leasehold improvements	Computer equipment	Office furniture, fixtures and fittings	Total
	£	£	£	£
Net book value of assets held under finance leases:
At 31 December 2001	97,908	201,808	16,031	315,747
At 31 December 2000	146,862	619,103	64,261	830,226

Depreciation charge for the period for assets held under finance leases at the period end
Year to 31 December 2001	48,954	417,295	48,230	514,479
Year to 31 December 2000	29,372	386,321	46,006	461,699

NOTES—(continued)

10    Fixed asset investments

The principal subsidiary undertakings are as follows:

	Country of Incorporation	Principal activity	Class and percentage of shares held
Group
Subsidiary undertakings
RiverSoft Technologies Limited	UK	Intermediate holding company	100%

RiverSoft (UK) Limited	UK	Development, marketing and licensing of software	100%

RiverSoft Inc	US	Marketing and licensing of software	100%

RiverSoft (Overseas Holdings) Limited	UK	Intermediate holding company	100%

RiverSoft Pty Limited	Australia	Marketing and licensing of software	100%

RiverSoft SAS	France	Marketing and licensing of software	100%

RiverSoft GMBH	Germany	Marketing and licensing of software	100%

RiverSoft BV	Netherlands	Marketing and licensing of software	100%

NOTES—(continued)

11    Debtors

	Group
	2001	2000
	£	£
Trade debtors	1,610,989	3,357,978
Prepayments and accrued income	779,073	264,267
Other debtors	991,475	824,696

	3,381,537	4,446,941

Included in other debtors are £369,011 (2000—£276,382) of rent deposits due in more than one year.

12    Cash at bank and in hand

Cash at bank and in hand comprises cash in hand, deposits repayable on demand and term deposits. The Group’s cash balances include £51,845,398 held in term deposits with maturities of up to three months. Also included within cash at bank and in hand as at 31 December 2001, is £2,106,362 of funds in restricted deposit accounts. These amounts relate to deposits made in respect of the rental of certain premises in the US. These deposits (all of which are due to be released by July 2005) may be released in accordance with the terms of the lease and have the following profile:

	2001	2000
	£	£
Less than one year	206,285	—
One to two years	804,157	1,471,555
Two to five years	1,095,920	508,154
After five years	—	—

	2,106,362	2,028,709

NOTES—(continued)

13    Creditors: amounts falling due within one year

	Group
	2001	2000
	£	£
Obligations under finance leases and hire purchase contracts	241,568	498,754
Trade creditors	882,430	2,459,163
Taxation and social security	530,605	325,056
Directors’ fees	58,598	22,500
Other creditors	—	73,380
Accruals and deferred income	5,930,287	7,684,118

	7,643,488	11,062,971

14    Creditors: amounts falling due after more than one year

	Group
	2001	2000
	£	£
Obligations under finance leases and hire purchase contracts	126,373	356,201

14    Creditors: amounts falling due after more than one year—(continued)

Amounts outstanding on finance leases and hire purchase agreements are due as follows:

	Group
	2001	2000
	£	£
Within one year	278,934	584,143
In the second to fifth years	132,757	397,232
Over five years	—	—

	411,691	981,375
Less future finance charges	(43,750)	(126,420)

	367,941	854,955

Weighted average interest	10.6%	12.9%

Obligations under finance leases are repayable by monthly instalments with interest charged at commercial rates. The amounts outstanding are secured over the relevant assets.

15    Financial instruments

The Group’s financial instruments comprise cash and liquid resources, various items such as trade debtors and trade creditors, that arise directly from its operations.

The main purpose of the financial instruments is to provide finance for the Group’s operations.

The main risk arising from the Group’s financial instruments is foreign currency risk.

The Group has some transactional currency exposures. Such exposures mainly arise from sales or purchases in currencies other than the Group’s functional currencies. Based on current levels of exposure, the Group believes that this risk is generally manageable without the need for hedging of these transactions.

The Group has the ability where it is considered appropriate, on a case by case basis for significant individual transactions, to enter into forward foreign currency contracts. There were no forward foreign currency contract undertakings in the year, and there were no forward foreign currency contracts in any of the previous accounting periods.

NOTES—(continued)

15    Financial instruments—(continued)

As permitted by Financial Reporting Standard (‘FRS’) 13, short term debtors and creditors have been excluded from all following disclosures. The table below sets out balances held in the Group’s non-functional currencies.

	Year ended 31 December 2001	Year ended 31 December 2000
	£	£
Currency
US Dollar	3,443,315	15,600,928
Japanese Yen	15,869	32,986
Danish Kroner	9,436	10,545
French Franc	3,308	23,051
Dutch Gilder	10,988	—
Australian Dollar	27,180	—

The cash balances above are stated at the exchange rates ruling at 31 December 2001 and 31 December 2000, respectively. There is no difference between actual values and fair values.

Amounts held on deposit are at rates ranging from 3.56% to 4.62%.

16    Provisions for liabilities and charges

	UITF 25 provision	Property Provision	Total
	£	£	£
Group
At 31 December 2000	502,595	—	502,595
Movement in the year	(502,595)	740,547	237,952

At 31 December 2001	—	740,547	740,547

The UITF 25 provision relates to potential Employers National Insurance payable on exercise of unapproved share options granted after 5 April 1999, where provision is made over the vesting period of the options on the basis of the Company’s share price at the end of the period, in accordance with the provisions of UITF 25. This provision was released in 2001 due to the decline in the Company’s share price.

In 2001, the Group provided £740,547 for lease exit costs associated with closing offices in Colorado and London.

NOTES—(continued)

17    Called up share capital

	2001	2000
	£	£
Authorised
Equity: 343,296,600 Ordinary Shares of 2.5 pence each	8,582,415	8,582,415

	8,582,415	8,582,415

Allotted, called up and fully paid
Equity: 241,862,071 Ordinary Shares of 2.5 pence each	6,046,552	6,046,552
New Share capital subscribed: 2,048,292 Ordinary Shares of 2.5 pence each	51,207	—

	6,097,759	6,046,552

Shares issued during the year represent options exercised and were issued for total consideration of £59,996.

Share Options and Warrants

At 31 December 2001 there were total options and warrants outstanding over Ordinary Shares in RiverSoft plc of 30,757,501 (2000: 21,869,121) and 3,531,212 (2000: 3,531,212), respectively.

The exercise price for the 3,531,212 Ordinary Shares covered by the warrant is $2.1239 per share. The options under this agreement can be exercised by the warrant holder at any time, in part or in full, from the date the warrant holder accepts the delivery of certain software, until the earlier of the following dates after which the options are exercised automatically:

•	May 31, 2006; or

•	20 business days subsequent to the post initial public offering share price trading at $4.2478 or above for 20 consecutive days.

Acceptance of delivery of the software occurred in September 2001. Rather than exercising the warrant and purchasing the shares at the exercise price, the warrant holder may elect to receive, without payment of consideration, Ordinary Shares equal to the value of the warrant, calculated by reference to the excess of the then market value over the exercise price.

NOTES—(continued)

17    Called up share capital—(continued)

Directors’ Share Options Outstanding at 31 December 2001

	Number of shares under option at 31 Dec 2000	Granted during the period 1 Jan 2001 to 31 Dec 2001	Exercised during the period 1 Jan 2001 to 31 Dec 2001	Lapsed during the period 1 Jan 2001 to 31 Dec 2001	Number of shares under option at 31 Dec 2001	Exercise price per share	Exercisable from the end of	Expiry date
Current Directors:
Phil Tee	9,390	—	—	—	9,390	$0.86	626 options each quarter from Mar 2000 to Sep 2003	March-10
Phil Tee	610	—	—	—	610	$0.86	Dec-03	March-10
Phil Tee	2,500	—	—	—	2,500	$2.00	Sep-00	October-10
Phil Tee	17,500	—	—	—	17,500	$2.00	1,250 options each quarter from Dec 2000 to Mar 2004	October-10
Phil Tee	—	10,000	—	—	10,000	£1.02	625 options each quarter from Mar 2001 to Dec 2004	March-11
Tim Murray	—	8,337	—	—	8,337	£1.02	Mar-01	March-11
Tim Murray	—	91,663			91,663	£1.02	8,333 options each quarter from Jun 2001 to Dec 2003	March-11
Tim Murray	—	2,500,000	—	—	2,500,000	£0.14	8 November 2002	November-11
Tim Murray	—	4,791,659	—	—	4,791,659	£0.14	208,333 options each month from Dec 2002 to Oct 2004	November-11
Tim Murray	—	208,341	—	—	208,341	£0.14	Nov 2004	November-11
David Morgan	—	8,337	—	—	8,337	£1.02	Mar-01	March-11
David Morgan	—	91,663			91,663	£1.02	8,333 options each quarter from Jun 2001 to Dec 2003	March-11
Fraser Park	—	2,017,584	—	—	2,017,584	£0.14	168,132 options each quarter from Dec 2002 to Sep 2005	November-11
Fraser Park	—	168,131	—	—	168,131	£0.14	Dec-05	November-11
Fraser Park	—	16,489	—	—	16,489	£0.14	Dec-02	November-11
Fraser Park	—	197,796	—	—	197,796	£0.14	16,483 options each quarter from Mar 2003 to Dec 2005	November-11
Carl Symon	—	500,000	—	—	500,000	£0.14	8 November 2002	November-11
Carl Symon	—	958,318	—	—	958,318	£0.14	41,666 options each month from Dec 2002 to Oct 2004	November-11
Carl Symon	—	41,682	—	—	41,682	£0.14	Nov 2004	November-11

Total Current Directors	30,000	11,610,000	—	—	11,640,000

17    Called up share capital—(continued)

Directors’ Share Options Outstanding at 31 December 2001

	Number of shares under option at 31 Dec 2000	Granted during the period 1 Jan 2001 to 31 Dec 2001	Exercised during the period 1 Jan 2001 to 31 Dec 2001	Lapsed during the period 1 Jan 2001 to 31 Dec 2001	Number of shares under option at 31 Dec 2001	Exercise price per share	Exercisable from the end of	Expiry date
Former Directors:
D Gattuso	6,962,728	—	—	—	6,962,728	$ 0.37	See note 1	See note 4
D Gattuso	394,076	—	—	—	394,076	$ 0.37	See note 1	See note 4
Mark Harris	40,000	—	—	—	40,000	$ 0.25	Sep-99	See note 5
Mark Harris	60,000	—	—	—	60,000	$ 0.25	Sep-00	See note 5
Mark Harris	100,000	—	—	—	100,000	$ 0.25	Sep-01	See note 5
Mark Harris	600,000	—	—	—	600,000	$0.365	37,500 options each quarter from Dec 1999 to Sep 2003	See note 5
Mark Harris	9,390	—	—	—	9,390	$ 0.86	626 options each quarter from Mar 2000 to Sep 2003	See note 5
Mark Harris	610	—	—	—	610	$ 0.86	Dec-03	See note 5
Mark Harris	93,900	—	—	—	93,900	$ 0.86	6,260 options each quarter from Mar 2000 to Sep 2003	See note 5
Mark Harris	6,100	—	—	—	6,100	$ 0.86	Dec-03	See note 5
Mark Harris	9,390	—	—	—	9,390	$ 0.86	626 options each quarter from Mar 2000 to Sep 2003	See note 5
Mark Harris	610	—	—	—	610	$ 0.86	Dec-02	See note 5
Mark Harris	2,500	—	—	—	2,500	$ 2.00	Sep-00	See note 5
Mark Harris	17,500	—	—	—	17,500	$ 2.00	1,250 options each quarter from Dec 2000 to Mar 2004	See note 5
Mark Harris	—	10,000	—	—	10,000	£ 1.02	625 options each quarter from Mar 2001 to Dec 2004	See note 5
Ron Pettengill	—	8,337	—	—	8,337	£ 1.02	Mar-01	March-11
Ron Pettengill	—	91,663	—	74,997	16,666	£ 1.02	8,333 options each quarter from Jun 2001 to Dec 2003	March-11

Total Former Directors	8,296,804	110,000	—	74,997	8,331,807

Total Directors	8,326,804	11,720,000	—	74,997	19,971,807

NOTES—(continued)

17    Called up share capital—(continued)
Non-Directors’ Share Options Outstanding at 31 December 2001

Number of shares under option at 31 Dec 2001	Granted during the period 1 Jan 2001 to 31 Dec 2001	Exercised during the period 1 Jan 2001 to 31 Dec 2001	Lapsed during the period 1 Jan 2001 to 31 Dec 2001	Number of shares under option at 31 Dec 2001	Exercise price per share	Exercisable from the end of	Expiry date
1,680,000	—	1,680,000	—	—	£0.000025	See Notes 1 & 2	December-07
160,000	—	160,000	—	—	£0.000050	See Note 1	December-08
360,000	—	160,000	—	200,000	£0.000100	See Note 1	December-07
160,000	—	—	—	160,000	£0.0375	See Note 1	December-07
240,000	—	—	—	240,000	$0.25	See Notes 1 & 3	December-07
180,000	—	—	—	180,000	£0.25	December-98	December-08
36,000	—	—	—	36,000	£0.25	September-00	December-08
54,000	—	—	—	54,000	£0.25	September-01	December-08
90,000	—	—	—	90,000	£0.25	September-02	December-08
184,416	—	—	7,500	176,916	£0.3475	June-99	July-09
71,248	—	—	2,500	68,748	£0.3475	September-99	July-09
81,952	—	10,704	2,500	68,748	£0.3475	December-99	July-09
88,580	—	10,664	2,500	75,416	£0.3475	March-00	July-09
95,248	—	10,664	2,500	82,084	£0.3475	June-00	July-09
422,920	—	—	12,500	410,420	£0.3475	82,084 options each quarter from September 2000 to September 2001	July-09
338,336	—	—	69,168	269,168	£0.3475	67,292 options each quarter from December 2001 to September 2002	July-09
28,320	—	—	6,668	21,652	£0.3475	December-02	July-09
21,012	—	—	6,652	14,360	£0.3475	March-03	July-09
159,396	—	2,504	12,880	144,012	£0.365	December-99	November-09
159,396	—	2,504	12,880	144,012	£0.365	March-00	November-09
156,272	—	1,252	9,128	145,892	£0.365	June-00	November-09
153,768	—	—	7,876	145,892	£0.365	September-00	November-09
153,768	—	—	7,876	145,892	£0.365	December-00	November-09
153,768	—	—	7,876	145,892	£0.365	March-01	November-09
153,768	—	—	7,876	145,892	£0.365	June-01	November-09
153,768	—	—	19,256	134,512	£0.365	September-01	November-09
1,076,376	—	—	134,792	941,584	£0.365	134,512 options each quarter from December 2000 to June 2003	November-09
153,560	—	—	19,160	134,400	£0.365	September-03	November-09
1,880	—	—	—	1,880	£0.365	December-03	November-09
1,800	—	—	—	1,800	£0.365	March-04	November-09
18,756	—	—	5,000	13,756	£0.37	December-99	November-09
23,788	—	—	9,392	14,396	£0.37	March-00	November-09
23,756	—	—	9,376	14,380	£0.37	June-00	November-09
21,188	—	—	4,960	16,228	£0.37	September-00	November-09
333,812	—	—	316,960	16,852	£0.37	December-00	November-09
299,388	—	—	248,880	50,508	£0.37	16,836 options each quarter from March 2001 to September 2001	November-09

NOTES—(continued)

17    Called up share capital—(continued)

Non-Directors’ Share Options Outstanding at 31 December 2001

Number of shares under option at 31 Dec 2001	Granted during the period 1 Jan 2001 to 31 Dec 2001	Exercised during the period 1 Jan 2001 to 31 Dec 2001	Lapsed during the period 1 Jan 2001 to 31 Dec 2001	Number of shares under option at 31 Dec 2001	Exercise price per share	Exercisable from the end of	Expiry date
598,776	—	—	557,496	41,280	£ 0.37	6,880 options each quarter from December 2001 to March 2003	November-09
99,764	—	—	92,884	6,880	£ 0.37	June-03	November-09
93,532	—	—	86,748	6,784	£ 0.37	September-03	November-09
79,872	—	—	79,248	624	£ 0.37	December-03	November-09
1,872	—	—	1,872	—	£ 0.37	All lapsed	November-09
5,000	—	2,500	2,500	—	£ 0.86	All lapsed	February-10
5,376	—	2,500	2,500	376	£ 0.86	June-00	February-10
37,274	—	3,750	2,876	30,648	£ 0.86	September-00	February-10
29,626	—	1,250	2,500	25,876	£ 0.86	December-00	February-10
196,812	—	—	2,500	194,312	£ 0.86	March-01	February-10
68,062	—	—	2,500	65,562	£ 0.86	June-01	February-10
43,062	—	—	2,876	40,186	£ 0.86	September-01	February-10
68,062	—	—	2,876	65,186	£ 0.86	December-01	February-10
301,434	—	—	20,132	281,302	£ 0.86	40,186 options each quarter from March 2002 to September 2003	February-10
43,044	—	—	2,862	40,182	£ 0.86	December-03	February-10
1,014	—	—	—	1,014	£ 0.86	March-04	February-10
610	—	—	—	610	£ 0.86	June-04	February-10
4,382	—	—	1,252	3,130	£ 0.86	March-00	March-10
4,382	—	—	1,252	3,130	£ 0.86	June-00	March-10
24,636	—	—	8,002	16,634	£ 0.86	September-00	March-10
43,530	—	—	13,878	29,652	£ 0.86	9,884 options each quarter from December 2000 to June 2001	March-10
130,590	—	—	59,094	71,496	£ 0.86	7,944 options each quarter from September 2001 to September 2003	March-10
14,398	—	—	6,518	7,880	£ 0.86	December-03	March-10
10,082	—	—	4,678	5,404	£ 0.86	March-04	March-10
6,378	—	—	1,252	5,126	£1.065	September-00	June-10
79,564	—	—	750	78,814	£1.065	December-00	June-10
36,438	—	—	750	35,688	£1.065	March-01	June-10
35,813	—	—	750	35,063	£1.065	June-01	June-10
358,130	—	—	13,740	344,390	£1.065	34,439 options each quarter from September 2001 to December 2003	June-10

NOTES—(continued)

17    Called up share capital—(continued)

Non-Directors’ Share Options Outstanding at 31 December 2001
Number of shares under option at 31 Dec 2000	Granted during the period 1 Jan 2001 to 31 Dec 2001	Exercised during the period 1 Jan 2001 to 31 Dec 2001	Lapsed during the period 1 Jan 2001 to 31 Dec 2001	Number of shares under option at 31 Dec 2001	Exercise price per share	Exercisable from the end of	Expiry date
35,789	—	—	1,386	34,403	£1.065	March-04	June-10
20,263	—	—	250	20,013	£1.065	June-04	June-10
625	—	—	—	625	£1.065	September-04	June-10
312	—	—	—	312	£1.115	March-00	June-10
13,124	—	—	7,500	5,624	£1.115	June-00	June-10
22,062	—	—	6,314	15,748	£1.115	September-00	June-10
26,876	—	—	11,562	15,314	£1.115	December-00	June-10
143,875	—	—	6,061	137,814	£1.115	March-01	June-10
49,439	—	—	5,375	44,064	£1.115	June-01	June-10
49,439	—	—	5,375	44,064	£1.115	September-01	June-10
395,512	—	—	45,496	350,016	£1.115	43,752 options each quarter from December 2001 to September 2003	June-10
49,439	—	—	5,673	43,766	£1.115	December-03	June-10
49,121	—	—	5,075	44,046	£1.115	March-04	June-10
5,259	—	—	4,467	792	£1.115	June-04	June-10
675	—	—	675	—	£1.115	September-04	June-10
41,196	—	—	—	41,196	£1.225	September-00	September-10
41,188	—	—	—	41,188	£1.225	December-00	September-10
84,938	—	—	6,125	78,813	£1.225	March-01	September-10
63,063	—	—	3,063	60,000	£1.225	June-01	September-10
63,063	—	—	6,875	56,188	£1.225	September-01	September-10
630,630	—	—	90,000	540,630	£1.225	54,063 options each quarter from December 2001 to March 2004	September-10
63,047	—	—	9,000	54,047	£1.225	June-04	September-10
21,875	—	—	6,181	15,694	£1.225	September-04	September-10
25,500	—	—	—	25,500	£1.275	September-00	September-10
38,000	—	—	25,000	13,000	£1.275	December-00	September-10
59,000	—	—	4,375	54,625	£1.275	March-01	September-10
61,000	—	—	27,188	33,812	£1.275	June-01	September-10
36,000	—	—	4,063	31,937	£1.275	September-01	September-10
61,000	—	—	29,688	31,312	£1.275	December-01	September-10
36,000	—	—	17,188	18,812	£1.275	March-02	September-10
61,000	—	—	42,188	18,812	£1.275	June-02	September-10
252,000	—	—	120,309.00	131,691.00	£1.275	18,813 options each quarter from September 2002 to March 2004	September-10
23,500	—	—	4,688	18,812	£1.275	June-04	September-10
23,000	—	—	4,438	18,562	£1.275	September-04	September-10
51,598	—	—	7,069	44,529	£1.725	September-00	October-10
50,598	—	—	6,069	44,529	£1.725	December-00	October-10
50,222	—	—	5,693	44,529	£1.725	March-01	October-10

NOTES—(continued)

17    Called up share capital—(continued)

Non-Directors’ Share Options Outstanding at 31 December 2001

Number of Shares Under Option at 31 Dec 2001	Granted During the period 1 Jan 2001 to 31 Dec 2001	Exercised During the period 1 Jan 2001 to 31 Dec 2001	Lapsed During the period 1 Jan 2001 to 31 Dec 2001	Number of Shares Under Option at 31 Dec 2001	Exercise price per share	Exercisable from the end of	Expiry date
68,850	—	—	15,319	53,531	£1.725	June-01	October-10
59,556	—	—	15,149	44,407	£1.725	September-01	October-10
595,560	—	—	230,890	364,670	£1.725	36,467 options each quarter from December 2001 to March 2004	October-10
59,004	—	—	22,881	36,123	£1.725	June-04	October-10
9,334	—	—	6,576	2,758	£1.725	September-04	October-10
9,030	—	—	6,386	2,644	£1.725	December-04	October-10
626	—	—	—	626	£ 2.00	June-00	October-10
16,876	—	—	1,250	15,626	£ 2.00	September-00	October-10
26,262	—	—	1,878	24,384	£ 2.00	8,128 options each quarter from December 2000 to June 2001	October-10
8,754	—	—	1,876	6,878	£ 2.00	September-01	October-10
78,786	—	—	22,518	56,268	£ 2.00	6,252 options each quarter from December 2001 to December 2003	October-10
8,696	—	—	2,472	6,224	£ 2.00	March-04	October-10
—	3,803	—	313	3,490	£ 1.02	June-00	March-11
—	4,748	—	313	4,435	£ 1.02	September-00	March-11
—	4,740	—	313	4,427	£ 1.02	December-00	March-11
—	151,244	—	4,220	147,024	£ 1.02	March-01	March-11
—	51,583	—	4,220	47,363	£ 1.02	June-01	March-11
—	93,260	—	25,073	68,187	£ 1.02	September-01	March-11
—	460,456	—	233,920	226,536	£ 1.02	37,756 options each quarter from June 2001 to September 2002	March-11
—	115,106	—	58,478	56,628	£ 1.02	December-02	March-11
—	109,863	—	57,136	52,727	£ 1.02	March-03	March-11
—	109,738	—	57,136	52,602	£ 1.02	June-03	March-11
—	116,996	—	59,622	57,374	£ 1.02	September-03	March-11
—	317,805	—	167,655	150,150	£ 1.02	50,050 options each quarter from December 2003 to June 2004	March-11
—	105,002	—	55,885	49,117	£ 1.02	September-04	March-11
—	104,758	—	55,869	48,889	£ 1.02	December-04	March-11
—	21,898	—	14,391	7,507	£ 1.02	March-05	March-11
—	17,586	—	—	17,586	£ 0.66	June-01	May-11
—	13,561	—	749	12,812	£ 0.66	September-01	May-11

NOTES—(continued)

Called up share capital—(continued)

Non-Directors’ Share Options Outstanding at 31 December 2001
Number of shares under option at 31 Dec 2001	Granted during the period 1 Jan 2001 to 31 Dec 2001	Exercised during the period 1 Jan 2001 to 31 Dec 2001	Lapsed during the period 1 Jan 2001 to 31 Dec 2001	Number of shares under option at 31 Dec 2001	Exercise price per share	Exercisable from the end of	Expiry date
—	119,923	—	110,610	9,313	£0.66	December-01	May-11
—	137,605	—	120,477	17,128	£0.66	March-02	May-11
—	39,575	—	21,102	18,473	£0.66	June-02	May-11
—	275,607	—	146,352	129,255	£0.66	18,465 options each quarter from September 2002 to March 2004	May-11
—	38,918	—	20,461	18,457	£0.66	June-04	May-11
—	75,976	—	40,922	35,054	£0.66	17,527 options each quarter from September 2004 to December 2004	May-11
—	34,229	—	20,389	13,840	£0.66	March-05	May-11
—	26,540	—	14,637	11,903	£0.66	June-05	May-11
—	20,148	—	8,261	11,887	£0.66	September-05	May-11
—	13,886	—	4,674	9,212	£0.66	December-05	May-11
—	1,946	—	609	1,337	£0.66	March-06	May-11
—	109,504	—	—	109,504	£0.29	June-01	August-11
—	11,966	—	625	11,341	£0.29	September-01	August-11
—	11,958	—	1,719	10,239	£0.29	December-01	August-11
—	12,369	—	1,768	10,601	£0.29	March-02	August-11
—	22,413	—	3,847	18,566	£0.29	June-02	August-11
—	38,950	—	9,980	28,970	£0.29	September-02	August-11
—	32,038	—	9,872	22,166	£0.29	December-02	August-11
—	30,938	—	9,871	21,067	£0.29	March-03	August-11
—	28,064	—	8,872	19,192	£0.29	June-03	August-11
—	28,072	—	8,872	19,200	£0.29	September-03	August-11
—	27,463	—	8,255	19,208	£0.29	December-03	August-11
—	54,878	—	16,494	38,384	£0.29	January-00	August-11
—	27,393	—	8,247	19,146	£0.29	September-04	August-11
—	27,013	—	8,247	18,766	£0.29	December-04	August-11
—	26,931	—	8,206	18,725	£0.29	March-05	August-11
—	16,891	—	6,123	10,768	£0.29	June-05	August-11
—	354	—	—	354	£0.29	September-05	August-11
—	305	—	—	305	£0.29	December-05	August-11
—	30,784	—	1,924	28,860	£0.14	December-01	November-11
—	369,216	—	23,076	346,140	£0.14	38,460 options each quarter from March 2002 to December 2004	November-11
Sub Total Non Directors 13,552,317	3,494,000	2,048,292	4,212,331	10,785,694
Directors 8,326,804	11,720,000	—	74,997	19,971,807	See detailed Directors’ note

21,879,121	15,214,000	2,048,292	4,287,328	30,757,501

17    Called up share capital—(continued)

Non-Directors’ Share Options Outstanding at 31 December 2001

Note 1: exercisable on a listing or change of control. As of 31 December 2001, 2,000,000 options had been exercised.

Note 2: included are 800,000 share options granted to Paul Puxon who was a Director of RiverSoft Technologies at 31 December 1998. These options were exercised in 2001.

Note 3: these options relate to Sir C Fraser who was a Director at 31 December 1998.

Note 4: In conjunction with the termination agreement signed in December 2001, the period of time for the exercise of stock options granted to Mr Gattuso in conjunction with his employment was extended from their expiration date of 5 October 2001 for a period up to and including 5 October 2003.

Note 5: In conjunction with the termination agreement signed in December 2001, the period of time for the exercise of stock options granted to Mr Harris in conjunction with his employment was extended from their expiration date for a period up to and including 22 February 2004.

The mid market price of the ordinary shares at 31 December 2001 was 12 pence (2000: 110 pence). The high and low mid market prices of the ordinary shares during the year 1 January 2001 to 31 December 2001 were 161 pence and 9 pence, respectively.

18    Share premium and reserves

	Group 31 December 2001			Group 31 December 2000
	Capital Reserve	Share premium account	Profit and loss account	Capital Reserve	Share Premium account	Profit and loss account
	£	£	£	£	£	£
At beginning of year	47,154,519	75,023,161	(33,259,366)	6,533,452	—	(6,821,488)
Retained loss for the year	—	—	(39,415,841)	—	—	(26,461,044)
Premium on share issues	—	8,789	—	40,621,067	84,045,026	—
Issue costs	—	(327,975)	—	—	(9,021,865)	—
Exchange losses	—	—	(403,070)	—	—	(77,834)
Reinstatement of UITF 17 charge	—	—	—	—	—	101,000

At end of year	47,154,519	74,703,975	(73,078,277)	47,154,519	75,023,161	(33,259,366)

Issue costs in 2001 relates to further expenses associated with the Initial Public Offering that were not reflected in the 2000 accounts.

NOTES—(continued)

19    Commitments

(a) Capital commitments at the end of the financial year, for which no provision has been made, are as follows:

	Group
	2001	2000
	£	£
Contracted	—	98,910

(b) Annual commitments under non-cancellable operating leases are as follows:

	2001		2000
	Land and buildings	Other	Land and Buildings	Other
	£	£	£	£
Group
Operating leases which expire:
Within one year	1,665,397	—	1,721,578	—
In the second to fifth years inclusive	4,018,847	14,231	4,919,402	10,552
Over five years	1,137,596	—	958,805	—

	6,821,840	14,231	7,599,785	10,552

NOTES—(continued)

20    Reconciliation of operating loss to operating cash flows

	2001	2000
	£	£
Operating loss	(42,770,440)	(26,978,232)
Depreciation	3,230,314	1,471,721
Impairment	611,899	—
Loss on disposal of tangible fixed assets	440,234	—
Decrease / (increase) in debtors	1,065,404	(3,439,575)
(Decrease) / increase in creditors	(3,165,604)	7,667,818
Exchange losses and other movements	(403,070)	(77,834)
Non cash charge in respect of UITF 17	—	101,000
Non cash (provision release)/ charge in respect of UITF 25 provision	(502,595)	502,595
Movement in property provisions (note 16)	740,547	—

Net cash outflow from operating activities	(40,753,311)	(20,752,507)

21 Analysis of cash flows

	2001	2000
	£	£
Returns on investment and servicing of finance
Interest received	3,527,974	649,491
Interest paid	(30,373)	(3,823)
Interest element of finance lease rental payments	(137,734)	(128,480)

	3,359,867	517,188

Capital expenditure and financial investment
Purchase of tangible fixed assets, net of disposals	(2,655,769)	(6,076,488)

Management of liquid resources
Transfers to deposits	(51,923,051)	(2,028,709)

Financing
Issue of share capital, net of issue costs	(267,979)	121,088,256
Funds generated from asset financing arrangements	—	176,235
Capital element of finance lease rental payments	(487,014)	(472,941)

	(754,993)	120,791,550

Issue costs in 2001 relates to further expenses associated with the Initial Public Offering that were not reflected in the 2000 accounts.

NOTES—(continued)

22    Analysis of net funds

	At 31 December 1999	Cash flow	At 31 December 2000	Cash flow	At 31 December 2001
	£	£	£	£	£
Cash	1,800,621	92,451,034	94,251,655	(92,727,257)	1,524,398
Term and restricted deposits (see note 12)	—	2,028,709	2,028,709	51,923,051	53,951,760

Cash at bank and in hand as per balance sheet	1,800,621	94,479,743	96,280,364	(40,804,206)	55,476,158
Finance leases	(581,291)	(273,664)	(854,955)	487,014	(367,941)

Total	1,219,330	94,206,079	95,425,409	(40,317,192)	55,108,217

23    Post balance sheet event

On 21 February, 2002, the Board passed a resolution to offer employees of the Group the opportunity to exchange their existing original options for a lower number of new options calculated as the original number of options granted to the employee divided by the original exercise price and multiplied by the average market price for the three days prior to conversion. These new options will vest over the same period as the original options would have vested.

On 24 July, 2002, Micromuse UK limited, a wholly owned subsidiary of Micromuse Inc., a US registered company, purchased 90.8% of Riversoft plc’s 221,746,021 shares outstanding for 17.75 pence per share.

24    Related party disclosures

During the year under review, RiverSoft purchased services from Predictive Systems Inc. in the amount of £27,785 and sold additional licenses for a value of £344,828. As at 31 December 2001, £344,828 remained unpaid. Mr Pettengill, who resigned as a non-executive Director on 19 December 2001 and Mr Meyer, a non-executive Director of the Company, are also Directors and shareholders of Predictive Systems Inc. This balance was fully reserved at 31 December 2001.

Effective on 31 July 2001, RiverSoft entered into an agreement with Meyer Duffy Ventures for consultancy work. Mr Meyer, a non-executive Director is a partner in Meyer Duffy Ventures. Meyer Duffy Ventures was paid £45,864 for these consultancy services in 2001.

NOTES—(continued)

25    Loss per share

	Year ended 31 December 2001		Year ended 31 December 2000
	£		£
Loss for the financial period attributable to shareholders	(39,415,841)		(26,461,044)

Weighted average number of equity Shares in issue	242,220,538		66,334,299

Basic loss per equity share	(16.3p	)	(39.9p	)

Diluted earnings per share has not been disclosed as the effect of any potential shares is anti-dilutive.

26    Differences between United Kingdom and United States Generally Accepted Accounting Principles

The consolidated financial statements have been prepared in accordance with the United Kingdom generally accepted accounting principles (UK GAAP) which differ in certain significant respects from United States generally accepted accounting principles (US GAAP). A description of the significant differences between UK GAAP and US GAAP which affect the Group’s net loss and shareholders’ equity, including presentational differences that are applicable to the Group, are set out below:

Revenue Recognition

Under UK GAAP, the Group recognises sales once a non-cancellable purchase order is received, the product is shipped and the customer is invoiced provided that no significant obligations remain and the collection of the receivable is probable. Fees received in connection with installation, consultancy, training and maintenance are recognised over the period the service is provided. Under US GAAP revenue, which consists primarily of fees for product sales, professional services and support, is recognized in accordance with AICPA Statement of Position (SOP) 97-2 “Software Revenue Recognition”. SOP 97-2 generally requires revenue earned on software arrangements involving multiple elements (i.e., software products, upgrades/enhancements, post-contract customer support, installation, training, etc.) to be allocated to each element based on the relative fair values of the elements. In December 1998, the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position 98-9, “Modifications of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions”. (SOP 98-9), which amends SOP 97-2 and supersedes Statement of Position 98-4. SOP 98-9 requires the recognition of revenue using the residual method with respect to certain transactions. The fair value of an element must be based on evidence that is specific to the vendor. The revenue allocated to software products (including specified upgrades/enhancements) generally is recognized upon delivery of the products. The revenue allocated to post-contract customer support generally is recognized ratably over the term of the support and revenue allocated to service elements (such as training and installation) generally is recognized as the services are performed. If a vendor does not have evidence of the fair value for all undelivered elements in a multiple-element arrangement, all revenue from the arrangement is deferred until such evidence exists or until all elements are delivered.

Unused holiday entitlement

UK GAAP does not require a provision to be made for compensated absences including an employee’s paid holiday entitlement. Under US GAAP, compensated absences are accrued as earned.

Share Option Schemes/Stock-based Compensation

Under UK GAAP, where shares are conditionally gifted or put under option to employees at below the market value, the difference between the book value and residual value is charged as an operating cost over the period of service of the employees in respect of which the gifts or options are granted. Under US GAAP the Group can account for employee stock option schemes in accordance with Accounting Principles Bulletin No. 25 (APB No. 25) “Accounting for Stock Issued to Employees” and adopt the disclosure only provisions under Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”. Under APB No. 25 there are two types of stock option schemes, fixed plans or variable plans. Fixed plans have terms which fix and provide means for determining at the date of grant or award both the number of shares of stock that may be acquired by or awarded to an employee and the cash, if any, to be paid by the employee. Variable plans have characteristics which prevent the determination of either the number of shares of stock that may be acquired by or awarded to an employee and the cash, if any, to be paid by the employee, or both. For fixed plans, compensation cost must be measured at the grant date to the extent that the fair value is greater than the exercise price and recognised over the vesting period. Compensation expense in the amount by which the fair value exceeds the exercise price for variable plan awards shall be measured each period over the vesting period.

Employer’s National Insurance Provision – UITF 25

In July 2000, the Urgent Issues Task Force in the United Kingdom issued UITF 25, “National Insurance Contributions on Share Option Gains.” This statement establishes that a provision should be made for Employer’s National Insurance contributions that would have arisen on outstanding employee share options if these options had been exercised at the balance sheet date. Under US GAAP there is no provision for National Insurance and taxes related to share options accrue when the shares are exercised or exercisable.

Foreign currency translation differences on intercompany debt

Under UK GAAP gains and losses on foreign currency transactions are generally included in determining net income for the period in which exchange rates change. This includes the gains and losses arising on inter-company balances though UK GAAP allows, but does not require, any exchange differences arising on inter-company borrowings to be taken to reserves if certain conditions are met and this treatment must be applied consistently. The Group has included the gains and losses arising on inter-company balances in the profit and loss account.

Under US GAAP gains and losses arising on inter-company balances have been included in other comprehensive income. US GAAP requires gains and losses on foreign currency transactions to be included in determining net income for the period in which exchange rates change unless the transaction hedges a foreign currency commitment or a net investment in a foreign entity. Inter-company transactions of a long-term investment nature are considered part of a parent’s net investment and hence do not give rise to gains or losses in the profit and loss account. US GAAP defines ‘long term nature’ as being one which in which settlement is not planned or anticipated in the foreseeable future and requires that the long term nature should be re-assessed at the end of each year.

Warrants issued in conjunction with selling goods and services

As part of a license agreement dated July 17, 2000 Hewlett-Packard was granted a warrant to subscribe for the equivalent of 3,531,212 2.5p ordinary shares at an equivalent exercise price of US$2.1239 per share. The ability to exercise this warrant was subject to the acceptance of certain Riversoft software and documentation deliverables which occurred in September 2001. These warrants were not exercised as at 31 December 2001. Under UK GAAP, the exercise of these warrants has not been anticipated and accordingly they are not included in shareholders’ equity. No revenue has been recognized in relation to this license agreement as at 31 December 2001.

Under US GAAP these warrants are considered to represent a sales incentive under EITF 96-18. EITF 96-18 requires that equity instruments that are issued to non-employees in conjunction with selling goods and services should be measured at the fair value of the equity instrument on the date that the performance commitment is reached or performance is completed, whichever is earlier. Under US GAAP, the sales incentive has been measured with reference to the fair value of the warrant and recorded in stockholders’ equity. Since the revenues relating to this agreement have been deferred, the related discount has also been deferred. The revenue and the related discount will be recognized as the revenue is earned.

Classification Differences Between UK and US GAAP

Cash Flows

Under UK GAAP the Company complies with FRS 1 “Cash Flow Statements” the objective and principles of which are similar to those set out in SFAS 95 “Statement of Cash Flows”.

Under FRS 1, the Company presents its cash flows for (a) operating activities; (b) dividends from associates; (c) returns on investments and servicing of finance; (d) taxation; (e) capital expenditure and financial investments; (f) acquisitions and disposals; (g) dividends to ordinary shareholders; (h) management of liquid resources; and (i) financing activities. Under US GAAP, SFAS 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

Cash flows arising from taxation and returns on investments and servicing of finance under FRS 1 are included as operating activities under SFAS 95; dividend payments are included as a financing activity under SFAS 95 and cash flows from capital expenditure, long-term investments, acquisitions and disposals net of cash acquired or disposed are included as investing activities under SFAS 95. In addition, under FRS1, cash represents cash at bank and in hand less bank overdrafts; cash equivalents (liquid resources) are not included with cash. Movements of liquid resources are included under a separate heading under FRS 1.

A summary of operating, investing and financing activities, classified in accordance with US GAAP, are as follows:

	Year ended 31 December 2001	Year ended 31 December 2000
	£	£
Cash flow
Net cash used in operating activities	(36,990,374)	(20,157,485)
Net cash used in /(provided by) investing activities	(2,655,769)	(6,076,488)
Net cash (used in)/provided by financing activities	(754,993)	120,791,550
Effect of exchange rate changes on cash	(403,070)	(77,834)

Net decrease in cash and cash equivalents	(40,804,206)	94,479,743
Cash and cash equivalents at the beginning of the period	96,280,364	1,800,621

Cash and cash equivalents at the end of the period	55,476,158	96,280,364

Comprehensive income statement

The requirement of SFAS 130 to provide a comprehensive income statement is met by the Statement of Total Recognised Gains and Losses. As a result of the different treatment of foreign currency translation differences on intercompany loans under US GAAP, this statement is amended as follows:

	Year ended 31 December 2001	Year ended 31 December 2000
	£	£
Other comprehensive income
Gain/(loss) as per Statement of Total Recognised
Gains and Losses	(39,818,911)	(26,538,878)
Adjustment for foreign currency movement on intercompany loans included in Profit and Loss Statement under UK GAAP	792,567	(696,047)

Adjusted for US GAAP	(39,026,344)	(27,234,925)

Effect on net earnings of differences between US and UK GAAP

	Year ended 31 December 2001	Year ended 31 December 2000
	£	£
Loss for the year in conformity with UK GAAP	(39,415,841)	(26,461,044)
US GAAP adjustments:
Current year revenue recognition adjustments	(219,532)	(661,669)
Charges for unused holiday entitlement	(8,301)	(204,465)
Charges for options granted as per APB25	(203,333)	(144,955)
Cancellation of UITF 25 provision	(502,595)	502,595
Foreign exchange differences on intercompany debt not recognised in profit and loss account	(792,567)	696,047

Loss for the year in conformity with US GAAP	(41,142,169)	(26,273,491)

Net loss per share under US GAAP (basic and diluted—pence)	(17.0p )	(39.6p )

Cumulative effect on shareholders’ funds of differences between US and UK GAAP

	Year ended 31 December 2001	Year ended 31 December 2000
	£	£
Equity shareholders’ funds in conformity with UK GAAP	54,877,976	94,964,866
US GAAP adjustments
Revenue recognition adjustments	(881,231)	(661,699)
Charges for unused holiday entitlement	(274,903)	(266,602)
Charges for options granted as per APB25	(360,238)	(156,905)
Cancellation of UITF 25 provision	—	502,595
Warrants issued	141,366	—

Shareholders’ equity funds in conformity with US GAAP	53,502,970	94,382,255